UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2015 (September 28, 2015)

CATALYST BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Littlefield Ave.	94080
South San Francisco, California	(Zip Code)
(Address of principal executive offices)

(650) 266-8674

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 28, 2015, Catalyst Biosciences, Inc. (the “Company”) issued a press release announcing hiring of Andrew Hetherington as Vice President, Manufacturing Operations of the Company, effective September 28, 2015. The full text of the press release is furnished hereto as Exhibit 99.1.

The information furnished with this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated September 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: September 29, 2015	/s/Nassim Usman
Nassim Usman, Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 28, 2015.